Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 11 — Subsequent Events

The Company has evaluated subsequent events and transactions that occurred after the consolidated balance sheet date through the date these consolidated financial statements were issued and determined that there were no subsequent events that would require adjustment or disclosure, except as described below.

On each of January 5, 2026, February 5, 2026 and March 4, 2026, the Company deposited $497.74 into the Trust Account, allowing the Company to extend the period of time it has to consummate its initial business combination by one month per deposit from January 14, 2026 to April 14, 2026 (the “Monthly Extension”). The last Monthly Extension is the seventh of up to nine potential monthly extensions permitted under the Company’s Amended and Restated Certificate of Incorporation, as amended.